United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 13, 1996


                     Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


          Bermuda                    1-4668                    NONE
State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)           File Number)         Identification No.)


Clarendon House, Church Street, Hamilton HM DX, BERMUDA        NONE
ddress of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (441) 295-1422


         (Former name or former address, if changed since last report.)



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                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.





Item 5.   Other Events

     Florida's First District Court of Appeal has ordered the state Department of Environmental Protection to show cause why it should not immediately issue an offshore drilling permit to the Company's subsidiary, Coastal Petroleum Company.


     A press release relating to this development is filed herewith as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits

     (c) Exhibits

          (99) Additional Exhibits

               (a) Press release of the registrant dated September 13, 1996.




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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                                (Registrant)



                                   By /s/ James R. Joyce
                                   James R. Joyce
                                   Treasurer


Date:  September 16, 1996


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